UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	March 14, 2016

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333- 169151, 333-181466-01, 333-181466, 333- 206176, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01, 333-206176-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001226006 (RFS Holding, L.L.C.) and 0001290098 (Synchrony Credit Card Master Note Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into Material Definitive Agreement.

RFS Holding, L.L.C. entered into an Underwriting Agreement, dated March 14, 2016 (the “Underwriting Agreement”), among Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc., each on its own behalf and as representative of the several underwriters named therein, RFS Holding, L.L.C. (the “Depositor”) and RFS Holding, Inc., relating to the Class A Asset Backed Notes, Series 2016-1 (the “Offered Notes”) issued by Synchrony Credit Card Master Note Trust (the “Issuer”) and described in the Prospectus dated March 14, 2016. Subject to the terms and conditions set forth in the Underwriting Agreement, the Depositor agreed to sell to the underwriters identified therein, and each of such underwriters has severally agreed to purchase, the principal amount of Offered Notes set forth opposite its name in Schedule A to the Underwriting Agreement. A copy of the Underwriting Agreement is filed with this Form 8-K as Exhibit 1.1.

Item 8.01              Other Events.

In order to facilitate the issuance of the Offered Notes (and certain retained notes), the Depositor will cause the Issuer to enter into a Series 2016-1 Indenture Supplement (the “Indenture Supplement”), to be dated on or about March 18, 2016, by and between the Issuer and Deutsche Bank Trust Company Americas (the “Indenture Trustee”), pursuant to the Master Indenture (as amended), by and between the Issuer and the Indenture Trustee, dated as of September 25, 2003. A copy of the form of Indenture Supplement that the Issuer intends to execute is filed with this Form 8-K as Exhibit 4.1.

In connection with the issuance of the Offered Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3. Such certifications are being filed with this Form 8-K as Exhibit 36.1 in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

The Registrants are also filing with this Form 8-K Exhibits 5.1 and 8.1 in connection with the issuance of the Offered Notes.

Item 9.01.              Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement for the Offered Notes, dated March 14, 2016
4.1	Form of Indenture Supplement, to be dated on or about March 18, 2016
5.1	Opinion of Mayer Brown LLP with respect to legality of the Offered Notes, dated March 15, 2016
8.1	Opinion of Mayer Brown LLP with respect to tax matters with respect to the Offered Notes, dated March 15, 2016
36.1	Depositor Certification, dated March 15, 2016, for shelf offerings of asset-backed securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 15, 2016	RFS Holding, L.L.C., as depositor

	By:	/s/ Joseph V. Ressa
	Name:	Joseph V. Ressa
	Title:	Vice President